UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

Tempus AI, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42130	47-4903308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 West Chicago Avenue, Suite 510 Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 976-5448

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	TEM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 20, 2026, Tempus AI, Inc., a Nevada corporation (“Tempus”), and Personalis, Inc., a Delaware corporation (“Personalis”), announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Tempus, Aviary Development, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Tempus (“Merger Sub I”), Toucan Development, LLC, a Nevada limited liability company and a direct, wholly-owned subsidiary of Tempus (“Merger Sub II”), and Personalis, pursuant to which, subject to the terms and conditions of the Merger Agreement, (i) Merger Sub I will merge with and into Personalis (the “First Merger”), with Personalis surviving the First Merger as a direct, wholly-owned subsidiary of Tempus, and (ii) immediately following the First Merger, Personalis will merge with and into Merger Sub II (the “Second Merger”), with Merger Sub II surviving the Second Merger as a direct, wholly-owned subsidiary of Tempus. A copy of the joint press release issued by Personalis and Tempus is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “cause,” “continue,” “could,” “depend,” “develop,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “have,” “impact,” “implement,” “increase,” “intends,” “lead,” “maintain,” “may,” “might,” “plans,” “potential,” “possible,” “projected,” “reduce,” “remain,” “result,” “scheduled,” “seek,” “should,” “will,” “would” and other similar words or expressions. The absence of such words or expressions does not necessarily mean the statements are not forward-looking. Forward-looking statements are not statements of historical fact and reflect Tempus’ and Personalis’ current views about future events. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between Tempus and Personalis. Although we believe our forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Actual outcomes and results may be materially different from the results stated or implied in such forward-looking statements included in this communication. Actual outcomes and results may differ materially from those included in the forward-looking statements in this communication due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that Personalis stockholders may not adopt the merger agreement, the risk that Tempus or Personalis may be unable to obtain governmental and regulatory approvals and clearances required for the proposed transaction, or required governmental and regulatory approvals and clearances may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Tempus’ common stock or Personalis’ common stock, the risk that prior to the closing the market price of Tempus’ Class A common stock falls below $46.00 giving rise to the right for Personalis to terminate the Merger Agreement, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Tempus and/or Personalis to retain and hire key personnel, on the ability of Personalis to attract third-party customers, or on Personalis’ operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected, the risk that third-party payers, including commercial payers and government healthcare programs, may not provide adequate coverage of, or reimbursement for, the combined company’s tests and data offerings, the effect of future regulatory or legislative actions on the companies or the industry in which they operate, including with respect to healthcare regulation and data privacy and security, the risk that the credit ratings of the combined business may be different from what the companies expect, the combined company’s ability to identify and mitigate the operational, legal, reputational and competitive risks associated with its use of artificial intelligence in its products and services, adverse economic conditions and other factors detailed in Tempus’ and Personalis’ Annual Reports on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

All such factors are difficult to predict and are beyond Tempus’ and Personalis’ control. Additional risks or uncertainties that are not currently known to Tempus or Personalis, that Tempus or Personalis currently deem to be immaterial, or that could apply to any company could also cause actual outcomes and results to differ materially from those included in the forward-looking statements in this communication. Tempus and Personalis undertake no obligation to publicly correct or update the forward-looking statements in this communication, in other documents or on their respective websites to reflect new information, future events or otherwise, except as required by applicable law. All such statements are expressly qualified by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Tempus intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of Personalis and that will also constitute a prospectus of Tempus. Tempus, Personalis and certain of their respective affiliates intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. Personalis may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus, registration statement, the Schedule 13E-3 or any other document that Tempus or Personalis may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Personalis. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TEMPUS, PERSONALIS AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Tempus, Personalis and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement and proxy statement/prospectus (if and when available) and other documents filed with the SEC by Tempus may be obtained free of charge on Tempus’ website at https://investors.Tempus.com/financials/sec-filings or, alternatively, by directing a request by mail to Tempus’ Corporate Secretary at Tempus AI, Inc., 600 West Chicago Avenue, Suite 510, Chicago, Illinois 60654. Copies of the proxy statement/prospectus (if and when available) and other documents filed with the SEC by Personalis may be obtained free of charge on Personalis’ website at https://investors.Personalis.com/financial-information/sec-filings or, alternatively, by directing a request by mail to Personalis’ Corporate Secretary at Personalis, Inc., 6600 Dumbarton Circle, Fremont, California 94555.

PARTICIPANTS IN THE SOLICITATION

Tempus, Personalis and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Tempus, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Tempus’ annual report on Form 10-K for the year ended December 31, 2025, including under the heading “Directors, Executive Officers and Corporate Governance,” and proxy statement for Tempus’ 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2026, including under the headings “Executive Officers,” “The Board of Directors and Certain Governance Matters,” “Non-Employee Director Compensation,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent holdings of Tempus Class A Common Stock by the directors and executive officers of Tempus have changed from the amounts reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), subsequently filed by Tempus’s directors and executive officers with the SEC, including (i) the Form 4s filed by Mr. Lefkofsky on April 30, 2026, May 21, 2026, May 29, 2026 and July 1, 2026, (ii) the Form 4s filed by Mr. Bartolucci on May 6, 2026 and May 21, 2026, (iii) the Form 4s filed by Mr. Polovin on May 6, 2026 and May 21, 2026, (iv) the Form 4s filed by Mr. Fukushima on May 6, 2026, May 15, 2026, May 21, 2026, July 8, 2026 and July 10, 2026, (v) the Form 4s filed by Mr. Rogers on May 6, 2026, May 21, 2026 and June 29, 2026, (vi) the Form 4s filed by Mr. Schoenherr on May 6, 2026 and May 21, 2026, (vii) the Form 4 filed by Mr. Barris on May 26, 2026, (viii) the Form 4 filed by Mr. Belcher on May 26, 2026, (ix) the Form 4 filed by Mr. Gottlieb on May 26, 2026, (x) the Form 4s filed by Mr. Epstein on May 26, 2026 and June 3, 2026, (xi) the Form 4 filed by Mr. Leonsis on May 26, 2026, (xii) the Form 4s filed by Ms. Doudna on May 26, 2026 and June 29, 2026, (xiii) the Form 4 filed by Ms. West on May 26, 2026, and (xiv) the Form 4 filed by Mr. Frederick on May 26, 2026. Information about the directors and executive officers of Personalis, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Personalis’ annual report on Form 10-K for the year ended December 31, 2025, including under the heading “Directors, Executive Officers and Corporate Governance,” and proxy statement for Personalis’ 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 2, 2026, including under the headings “Corporate Governance and Board of Directors Matters,” “Director Compensation,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent holdings of Personalis Common Stock by the directors and executive officers of Personalis have changed from the amounts reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed by Personalis’ directors and executive officers with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Tempus or Personalis using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release dated July 20, 2026

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempus AI, Inc.
Dated: July 20, 2026

	By:	/s/ James Rogers
James Rogers
Chief Financial Officer